Balter Invenomic Fund

(the “Fund”)

Institutional Class (Symbol: BIVIX)

Investor Class (Symbol: BIVRX)

Supplement dated February 1, 2019

to the Fund’s Prospectus and Statement of Additional Information (“SAI”)

dated March 1, 2018, as amended March 16, 2018

The following provides new and additional information beyond that contained in the Fund’s current Prospectus and SAI and should be read in conjunction with the Fund’s current Prospectus and SAI.

Advisory Fee

At a meeting of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on January 22-23, 2019, the Board approved a reduction in the advisory fee for the Fund. Effective April 2, 2019, the advisory fee for the Fund will change as follows:

Current Advisory Fee	New Advisory Fee
2.00%	1.74%

Expense Cap

Additionally, the Board amended the operating expense limitation agreement between Balter Liquid Alternatives, LLC (the “Adviser”) and the Fund, to reduce the Fund’s expense caps at least until February 28, 2021. Effective April 2, 2019, the operating expense caps for the Fund will be as follows:

	Current Expense Cap	New Expense Cap
Institutional Class:	2.24%	2.23%
Investor Class:	2.49%	2.48%

Shareholder Servicing Fee

Further, the Board approved a shareholder servicing fee, accrued daily and paid quarterly, at an annual rate of up to 0.25% of the average daily net assets of the Fund for both Institutional and Investor Class shares of the Fund. The shareholder servicing fee, effective April 2, 2019, is new for Institutional Class shares and raises the existing shareholder servicing fee for Investor Class shares from 0.05% to 0.25%.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated March 1, 2018, as amended March 16, 2018, which provide information that you should know about the Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at 1-844-322-8112.